Exhibit 99.1

1 FEBRUARY 2016

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INTRODUCTION TO CUBESMART Self-Storage REIT with Expansive National Platform by Market Owned Portfolio CUBE ll,.jlij•J $6.75 billion Malvern, PA NVSE. 1) Property count as of December 31,2015. 2) Market value of common and book value of preferred equity and debt as of December 31, 2015. ® Cu

4 120.0% 100.0% 9 2 .1% 80.0% 60.0% 40.0% 20.0% 0.0% -20.0% S& P 500 RMZ Self-S torage REITs CUBE 1 1 0.2% 3 8 .7% 1 Y ear 2 Y ear 3 Y ear

LONG-TERM VISION FOR VALUE CREATION EXTERNAL GROWTH Continue to prudently build a portfolio of high-quality assetsJ with a focus on targeted markets. ®Cu-------------------------------------------------------------------------------------------------------------------------------------FINANCIAL STRENGTH Finance growth by strategically accessing the full array of capital sources available through a BBB/Baa2 investment grade balance sheet. INTERNAL GROWTH Maximize portfolio value through continued focus on customer service and operational enhancements.

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GJ INTERNAL GROWTH: PERFORMANCE FUELED BY INNOVATION Enhancing the customer experience at all points of engagement through proprietary systems and processes. Constantly testing digital platforms, utilizing marketing advancements, sophisticated systems, and new programs that strengthen customer relationships before, during and after the storage rental process. Developing and implementing sophisticated processes and systems to inform pricing decisions related to attracting and retaining customers, with the ultimate objective of maximizing value from each rentaI. Raising the bar for customer expectations by making strategic investments in people, training, and technology to better meet customer needs and improve our customer's storage expenence. ®Cu------------------------------------------------------

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INTERNAL GROWTH: PERFORMANCE FUELED BY INNOVATION

Enhancing the customer experience at all points of engagement through proprietary systems and processes.

DIGITAL MARKETING

Constantly testing digital platforms, utilizing marketing advancements, sophisticated systems, and new programs that strengthen customer relationships before, during and after the storage rental process.



REVENUE MANAGEMENT

Developing and implementing sophisticated processes and systems to inform pricing decisions related to attracting and retaining customers, with the ultimate objective of maximizing value from each rental.



CUSTOMER SERVICE

Raising the bar for customer expectations by making strategic investments in people, training, and technology to better meet customer needs and improve our customer's storage experience.



CubeSmart

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INTERNAL GROWTH: INTERNET MARKETING

Optimizing marketing efforts and efficiently attracting customers through use of industry leading analytics.


Best In Class Organic Search Tools
Search Engine Bid Placement Platform
Holistic Search Modeling
Predictive Bidding
Campaign Health Monitor
Jamaica Self Storage - CubeSmart.com
www.cubesmart.com/
Up to 1 Month Free. Reserve Today. It's Fast & Easy To Reserve Online.
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Jamaica, NY Storage - Find Local Storage Near You Today
www.storage-mart.com/Jamaica (866) 502-2058
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A+ Accredited Rating 2015 – Better Business Bureau
A CubeSmart Self Storage
179-36 Jamaica Ave · (718) 657-0562
Open until 8:00 PM
Website
Directions
B Public Storage
22002 Jamaica Ave · (347) 815-9708
Open until 6:00 PM
C Safeguard Self Storage
156-01 Liberty Ave · (718) 233-3884
Open until 7:00 PM
More places
Self-Storage Units at 179-36 Jamaica Avenue Jamaica, NY ...
https://www.cubesmart.com/...storage/jamaica...storage/2444... CubeSmart
Rent a Storage Unit at our local 179-36 Jamaica Avenue storage facility in Jamaica, NY. Cubesmart offers affordable storage and up to 1 Month of Free Storage!
Self-Storage Units at 98-34 Jamaica Avenue Woodhaven ...
https://www.cubesmart.com/...storage/woodhaven...storage/24... CubeSmart
Rent a Storage Unit at our local 98-34 Jamaica Avenue storage facility in Woodhaven, NY. Cubesmart offers affordable storage and up to 1 Month of Free ...

CUBESMART

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INTERNAL GROWTH: REVENUE MANAGEMENT Revenue Management Landscape Multi-Family Residential t/ t/ t/ t/ Self Storage t/ t/ t/ t/ t/ Airlines t/ t/ t/ Hotels t/ t/ t/ Supply Constraints Competition Seasonality Low Transaction Volume Unpredictable Length of Stay • Historically, advanced revenue management techniques have boosted revenue in a number of supply-constrained industries, beginning with airlines and then moving on to hotels • Multi-family represents the closest analogy, but the unpredictable lengths of stay for self-storage customers adds additional complexity ®Cu------------------------------------------------------

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INTERNAL GROWTH: CUSTOMER SERVICE • Focus on customer service throughout all touch points (store, sales center, and website) to create a fully-integrated interaction with each customer • Modern offices and operational training focused on service-oriented values facilitate an efficient rental process ®Cu------------------------------------------------------

INTERNAL GROWTH: CUSTOMER SERVICE An Award-Winning Service Culture STEVI E. WIN NER STEVI E. WIN NER STEYlE. WlNNER STEVIE•WLNNER STEVIE' WINNER FOR SALES& Customer Service Training Team of the Year Customer Service Department of the Year Innovation in Customer Service Customer Service Departmen t of the Year Customer Service Department of the Year Contact Center of the Year Contact Center of the Year PEOPLE'S f WINNER 1WINNER CHOICE WINNER 1 1 ..-.'ISS2014 •• ISS5 [' -STORAGE 2013 STEVIE' AWARDS FOR FAfORJTE OJ TOMERSERVICE • • I• ISSINS I D E .SELF-STORAGE 2012 • INSIOEs;LF-STOP.AGE: BEST OF BUSINESS, •-..1'BEST OF BUSINESS, I!FST CALL-CENTER SERV!_S::ES •-BEST Df BUSINESS I ""' BEST CUSTOMERS :RVJCE BEST CUSTOMER SERVICE ®Cu-------------------------------------------------------2015 WINNER FOR SALES & CUSTOMER SERVICE FOR SALES & CUSTOMER SERVICE FOR SALES& CUSTOMER SERVICE rOR SALES & C:lJSTOMFR SFRVICF rOR SALES 8 CUSTOMFR SFRVICF rOR SALES& C:USTOMFR SFRVIC:F CUSTOMER SERVICE GOLD GOLD GOLD GOLD GOLD

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@) EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY Focus on Adding Scale in Attractive, High-Barrier-to-Entry Markets •Acquisitions, 2008 - Dec. 31, 2015 •Dispositions, 2008 - Dec. 31, 2015 Q Development Properties, 2014 - Dec. 31, 2015 $2.2 billion $460 million 1) Transactions closed from 2008 through December 31, 2015. 2) ncludes nvestment in 35 properties through HHF Jomt Venture. ® Cu

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 18 2 2 2 1

EXTERNAL GROWTH: HIGH-QUALITY ASSETS Enhancing Our Portfolio by Adding Purpose-Built Class A Facilities Malvern,PA Bronx,NY ®Cu-------------------------------------------------------

EXTERNAL GROWTH: DEVELOPMENT Leverage Local Market Expertise of Partners to Generate Highest Returns $42.3M Total $49.3M Total $98.9M Total Total 1Q14 Bronx, NY-$17.2M 2Q15 Arlington, VA-$17.1M 1Q16 Queens, NY - $32.1M $49.8M 1Q14 Malvern, PA - $25.1M 4Q15 Queens, NY - $17.4M 2Q16 Bronx, NY-$32.0M 4Q15 Brooklyn,NY - $14.8M 3Q16 Wash, D.C. - $25.4M 4Q16 N. Palm Beach, FL-$9.4M ®Cu------------------------------------------------------$49.8M 1Q17 Brooklyn,NY -

EXTERNAL GROWTH: PURCHASE AT COMPLETION Acquire High-Quality,Purpose-Built Assets and Add to CubeSmart Platform with Sophisticated Marketing and Revenue Management Systems Total Total Total NY $48.5M $10.1M $10.8M ®Cu------------------------------------------------------------------------------------------------------------2.0M 1Q17 Miami, FL - $20.8M 1Q17 Chicago, IL-$11.2M $3 $69.4M Brooklyn,NY - Worth, TX-1Q16 Grapevine, TX - 1Q16 1Q16 Fort $15.8M To 2Q15 Dallas, TX-$15.8M tal $38.0M Long Island City, $38.0M 4Q14

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24 $500,000 $400,000 $300,000 $210,154 $200,000 $100,000 $0 $0 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 (in thousands) SecuredUnsecuredTotal $250,000 $252,500$250,000 $100,000 $111,627 $35,158 $50,554 $0 1) Based on EBITDA and average debt outstanding during 4Q15.

25 2010 2011 2012 2013 2014 2015 80.0% $0.60 40.0% $0.30 20.0% Dividend per Share Dividend Payout Ratio REIT Avg. Payout Ratio % of Gross Assets Dividend per Share EBITDA / Interest Expense Dividend Payout Ratio 60% 50% 40% 30% 20% 10% 0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Secured Debt Unsecured Debt 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 3,500 3,000 2,500 2,000 1,500 1,000 500 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $0.80100.0% $0.70 $0.5060.0% $0.40 $0.20 $0.10 $-0.0% 201020112012201320142015 3 3

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27 S am e - S tore Pe rf orm an c e 1 2010 2011 2012 2013 2014 2015 Ex te rn al G row th T radi n g & Val u ati on Me tri c s Market Equity Value2 $965 $1,277 $2,049 $2,335 $3,752 $5,496 Total Market Capitalization2 $1,580 $2,035 $3,073 $3,474 $4,926 $6,758 Total Gross Assets2 $1,793 $2,195 $2,504 $2,757 $3,278 $3,709 P / FFO (Trailing)3 18.7x 16.4x 19.7x 17.5x 20.4x 24.5x FFO Payout Ratio4 28.4% 44.6% 47.3% 50.5% 50.9% 55.2% Dividend Yield5 1.5% 2.7% 2.4% 2.9% 2.5% 2.7% # Acquired Properties 12 27 37 20 53 29 Acquisition Value ($MM) $85.1 $467.1 $432.3 $189.8 $568.2 $292.4 # of Disposed Properties 16 19 26 35 0 8 Disposition Value ($MM) $38.1 $45.2 $60.0 $126.4 $0.0 $37.8 Revenue Growth 0.3% 3.6% 3.8% 7.4% 7.2% 7.3% NOI Growth 1.0% 5.7% 6.0% 9.3% 9.6% 9.6% YOY Occupancy Growth (BPS) 0.6% 2.0% 3.4% 5.3% 2.6% 1.5% Annual Avg. Occupancy 76.8% 78.8% 82.6% 88.4% 90.8% 92.3%

Contact Us Contact Info Charles Place Director, Investor Relations Email: cplace@cubesmart.com Telephone Office Phone: 610.535.5700 ®Ou---------------------------------------------------